SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                February 26, 1996



                            NORWEST CORPORATION
            (Exact name of registrant as specified in its charter)



         Delaware                      1-2979               41-0449260
(State or other jurisdiction        (Commission           (IRS Employer
    of incorporation)               File Number)        Identification No.)



                  Norwest Center
               Sixth and Marquette
              Minneapolis, Minnesota                              55479
     (Address of principal executive offices)                  (Zip Code)





       Registrant's telephone number, including area code:  612-667-1234



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                                   Form 8-K

                              NORWEST CORPORATION

ITEM 5.     Other Events

On February 26, 1996, Norwest Corporation filed with the Delaware Secretary of State a Certificate of Designations with respect to its 1996 ESOP Cumulative Convertible Preferred Stock.


ITEM 7.     Exhibits

Filed herewith as Exhibit 3 is the Certificate of Designations with respect to the 1996 ESOP Cumulative Convertible Preferred Stock.

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Exhibit

The following exhibit is filed in response to Item 601 of Regulation S-K.

        Exhibit No.      Exhibit

            3 Certificate of Designations with respect to the 1996 ESOP Cumulative Convertible Preferred Stock.






















                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NORWEST CORPORATION



March 13, 1996                              By_/s/Laurel A. Holschuh
                                              Senior Vice President
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